UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): Jan. 14, 2016

KARNET CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-55514	30-0809134
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Room 1101, Block E, Guang Hua Yuan, 2031 Bin He Nan Road

Fu Tian District, Shenzhen City, China

(Address of principal executive offices)

Lensoveta 42, app. 48

Saint-Petersburg, Russia

196143

(Address of former principal executive offices)

Registrant’s telephone number, including area code: +86 189-4831-9148

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.01 Changes in Control of Registrant.

On January 14, 2016, Shu Feng Lu, Hong Xia Li, and Chen Yang took control of KARNET CAPITAL CORP. (hereinafter referred to as the “Company”) by purchasing shares of common stock from existing shareholders of the Company.

Shu Feng Lu purchased 6,700,000 restricted shares of common stock in exchange for $235,740.00 USD of personal funds, Hong Xia Li purchased 700,000 shares of common stock in exchange for $24,630.00 USD of personal funds, and Chen Yang purchased 700,000 shares of common stock in exchange for $24,630.00 USD of personal funds.

After said transaction, Shu Feng Lu is the beneficial owner of 82.72% of the voting securities of the Company, Hong Xia Li is the beneficial owner of 8.64% of the voting securities of the Company, and Chen Yang is the beneficial owner of 8.64% of the voting securities of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to a Board of Directors meeting on March 18, 2016, Teng Fei Ma was appointed as General Manager, CEO, CFO, Secretary, and Treasurer. Shu Feng Lu was appointed as President, Director, and Chairman of the Board. Aleksandr Chuiko resigned as President, Secretary, Treasurer, and Director.

Shu Feng Lu, President, Director, and Chairman of the Board

Date of Birth

29 October 1973

Education

Diploma Holder, Xin Yang Guang Bo Dian Shi University, China

Working Experience

2008 to 2011: Equity Partner, Jie Da International Jewelry Limited

-	The Company is engaged in the trading of jewelry

2011 to 2015:  Chairman, He Nan Jin Wan Hong Shi Ye Company Limited

-	The Company is engaged in production of tea products and proprietary trading of securities

Teng Fei Ma, General Manager, CEO, CFO, Secretary, and Treasurer

Date of birth

6 April 1989

Education

Undergraduate Degree in Electronic Information Science and Technology, Henan Industrial University, China

Working Experience

Oct 2009 to Nov 2012: Admin Manager, Xing Tai Life Insurance Company Limited, China

-	The Company is engaged in life insurance business in China

Nov 2012 to Feb 2014: Training Manager, Qian Hai Life Insurance Company Limited, China

-	The Company is engaged in life insurance business in China
-	Ma is responsible for training life insurance agents

Feb 2014 to Jan 2015: IPO Department Head, Qian Hai Stock Exchange, China

-	The Company is operating as a stock exchange in Qian Hai district of Shenzhen, China

Jan 2015 till now:  General Manager, Shenzhen Qian Hai Jin Wan Hong Asset Management Company Limited, China

-	The Company is engaged in asset management business.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2016

KARNET CAPITAL CORP.

By:	/s/ Shu Feng Lu
Shu Feng Lu, President